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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               December 18, 1998
                            ------------------------
                Date of Report (Date of earliest event reported)

                                TRUEVISION, INC.

                                ---------------

             (Exact name of registrant as specified in its charter)

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
           DELAWARE               000-18404             77-0161747
(State or other jurisdiction of  (Commission         (I.R.S. Employer
         incorporation              File            Identification No.)
                                   Number)
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                               2500 WALSH AVENUE
                             SANTA CLARA, CA 95051
                            ------------------------
                    (Address of principal executive offices)

                                 (408) 562-4200
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

    Truevision, Inc., a Delaware corporation ("Truevision") has entered into an Agreement and Plan of Reorganization (the "Agreement") dated December 16, 1998 with Pinnacle Systems, Inc., a California corporation ("Pinnacle"), Bernardo Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Level One Merger Sub") and Walsh Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Level One Merger Sub ("Merger Sub). Subject to the conditions set forth in the Agreement, Merger Sub will be merged with and into Truevision (the "Merger"), the separate corporate existence of Merger Sub will cease and Truevision will continue as the surviving corporation, with each share of Truevision Common Stock being converted into the right to receive 0.0313 shares of Pinnacle's Common Stock.

    The foregoing summary of certain principal terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is hereby incorporated by reference herein.

    A copy of the press release relating to the Merger is attached hereto as
Exhibit 99.1, and is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

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
EXHIBIT
  NO.   DESCRIPTION
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
   2.1 Agreement and Plan of Reorganization, dated as of December 16, 1998, among Pinnacle Systems, Inc., a California corporation, Bernardo Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Level One Merger Sub"), Walsh Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Level One Merger Sub and Truevision, Inc., a Delaware corporation.

   2.2 Form of Voting Agreement dated December 16, 1998 by and among Pinnacle Systems, Inc., a California corporation and certain stockholders of Truevision, Inc.

   2.3 Form of Affiliate Agreement dated December 16, 1998 by and among Pinnacle Systems, Inc., a California corporation and certain stockholders of Truevision, Inc.

  99.1  Press Release dated December 16, 1998.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                TRUEVISION, INC.
Date: December 18, 1998

                                By:              /s/ R. JOHN CURSON
                                     -----------------------------------------
                                                   R. John Curson
                                       SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                               OFFICER AND SECRETARY
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